EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 on our report, dated August 20, 1998, on our audits of the consolidated financial statements of ValueStar Corporation as of June 30, 1998, and for each of the two years ended June 30, 1998, which report is included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998.


                                                     /s/ MOSS ADAMS LLP

Santa Rosa, California
October 26, 1998